Translated From Japanese

Loan Application Form

date : 31 May 2007
address : Nishi Shinjuku Showa Bldg. 11F
1-13-12 Nishi Shinjuku, Shinjuku-ku, Tokyo
name: IA Partners Kabushiki Kaisha
CEO : Hideki Anan
Tel: 03-5909-1561 Fax:03-5909-1562

To Mizuho Bank
I applying for a Corporate loan as follow.

Desired Loan Amount	! 5 0 0 0 0 0 0 0	Interest rate	Short Term prime rate1.875% + 0.125% = 2.000%
Desired Loan Start Date	1-Jun-07		
Loan Repayment Period	10/1/2007		

purpose					
(working capital) others (chose one)	(amount)	\50,000,000yen	Purpose of Funds		
			Mizuho Bank		
1. fund for article, material and buying-in		yen	bank	yen	
2. fund for clearance of cheque and account payable		yen	bank	yen	
(3.) fund for general operating expense payment		\50,000,000yen	bank	yen	
4. fund for financial closing and bonuses		yen	bank	yen	
5. others		yen	bank	yen	
6. equipment fund		yen		yen	
				yen	
			Total	yen	

Method of Repayment	i	
	(ro)	Lump Sum Payment
	ha	
Method of interest payment	i	
	(ro)	Monthly interest prepayments starting July 2007
	others	
Guarantor	Loan not Guaranteed by third Party. Loan guaranteed by Hideki Anan , Tokyo, Shibuya-ku, Yoyogi 3-13-10	
Automatic Loan Payment	Branch Number: 108 Account Number: 1120249	Account Type: Ordinary